Acquisitions - Schedule of Loans Acquired Contractual Amounts Due Expected Cash Flow Interest Component and Fair Value (Detail) $ in Thousands	Feb. 19, 2016 USD ($)
Business Combinations [Abstract]
Contractual amounts due	$ 441,275
Expected cash flows	441,275
Interest component of expected cash flows	53,599
Fair value of acquired loans	$ 387,676